29. Other operating income (expenses), net	12 Months Ended
Dec. 31, 2017
Other Operating Income Expenses Net
Other operating income (expenses), net
	2017	2016	2015

Other operating income, net	75,410	62,570	190,840
Other operating expenses	(81,089)	(57,848)	(47,085)

Other operating income (expenses), net	(5,679)	4,722	143,755

Other operating income is comprised by sale of property, plant and equipment, sale of contracts awarded in public bids, right to sell electricity, indemnities and reimbursement of expenses, fines and collaterals, property leases, reuse water, PURA projects and services.

Other operating expenses consist mainly of derecognition of concessions assets due to obsolescence, discontinued construction works, unproductive wells, projects considered economically unfeasible, losses on property, plant and equipment and exceeding cost of electricity sold.